Exhibit 10.1

AMENDMENT NO. 1 TO THE

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of March 9, 2010

AMENDMENT NO. 1 TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) among DAVINCIRE HOLDINGS LTD., a company organized under the laws of Bermuda (the “Borrower”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and Citibank, N.A., as administrative agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders and the Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of April 5, 2006 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement as modified by this Amendment.

(2) The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

Amendments to Credit Agreement. The Credit Agreement is, effective as of December 31, 2009 and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a) Section 1.01 is amended by inserting the following defined terms in proper alphabetical order:

“Collateral” has the meaning specified in the Pledge Agreement.

“Minimum Value” has the meaning specified in the Pledge Agreement.

“Pledged Account” has the meaning specified in the Pledge Agreement.

“Value” has the meaning specified in the Pledge Agreement.

(b) Section 2.09 is amended by adding the following paragraph at the end thereof:

“If, upon any determination of the Minimum Value, the Value of Collateral in the Pledged Account is less than the Minimum Value, and the Value of the Collateral in the Pledged Account is not restored to the Minimum Value within the time period required by Section 4(b) of the Pledge Agreement, the Borrower shall, within one Business Day thereafter, prepay Advances comprising part of the same Borrowing in an aggregate principal amount equal to such deficiency.”

(c) Section 3.02(a)(i) is amended by deleting the word “and” at the end thereof.

(d) Section 3.02(a)(ii) is amended by adding the word “and” at the end thereof.

(e) Section 3.02(a) is amended by adding a new clause (iii) at the end thereof:

“after giving effect to such Borrowing, the Value of Collateral in the Pledged Account is not less than the Minimum Value.”

(f) Section 6.01(i) is amended by adding the phrase “or in any other Loan Document” after the phrase “Borrower or any Subsidiary herein”.

Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when the Agent shall have received each of the following documents or instruments in form and substance reasonable acceptable to the Agent:

(g) Counterparts of this Amendment, duly executed by the Borrower, the Agent and the Lenders.

(h) Certified copies of (i) the resolutions of the Board of Directors of (A) the Borrower and (B) DaVinci Reinsurance Ltd. (the “Pledgor”, together with the Borrower, collectively, the “Loan Parties”) approving this Amendment and the matters contemplated hereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and the matters contemplated hereby.

(i) A pledge agreement (the “Pledge Agreement”) in substantially the form of Exhibit A hereto, duly executed by the Pledgor, together with:

(i) A duly executed Control Agreement executed by the Pledgor and The Bank of New York Mellon Bank, and

(ii) evidence that all other action that the Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Pledge Agreement has been taken.

(j) A Bermudian Share Charge executed by the Pledgor.

(k) A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign this Amendment and the other documents to be delivered hereunder.

(l) A favorable opinion of Willkie Farr & Gallagher LLP, New York counsel for the Loan Parties, in form and substance satisfactory to the Agent.

(m) A favorable opinion of Conyers Dill & Pearman, Bermuda counsel for the Loan Parties, in form and substance satisfactory to the Agent.

(n) A certificate signed by a duly authorized officer of the Borrower stating that:

(i) The representations and warranties contained in Section 3 hereto are correct on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate; and

(ii) No event has occurred and is continuing that constitutes a Default.

(iii) Based on the market value as of March 8, 2010 of the assets held in the Pledged Account as specified by The Bank of New York Mellon via its “WorkBench” online service, the Value of the Pledged Account as of the date of such certificate is not less than the Minimum Value.

This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(o) Before and after giving effect to this Amendment, (i) the representations and warranties contained in Article 4 of the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in (x) subsection (c)(i) of Section 4.01 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (a) of Section 5.01 of the Credit Agreement and (y) subsection (c)(ii) of Section 4.01 of the Credit Agreement shall be deemed to refer to December 31, 2009, and (ii) no Default exists.

(p) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, and the consummation of the transactions contemplated hereby and thereby are within its corporate powers and have been duly authorized by all necessary corporate action (including, without limitation, shareholder approval, if required). The Borrower has received all other material consents and approvals (if any shall be required) necessary for such execution, delivery and performance, and such execution, delivery and performance does not and will not contravene or conflict with, or create a Lien or right of termination or acceleration under, any Requirement of Law or Contractual Obligation binding upon the Borrower. Each of the Amendment and the other Loan Documents, as amended hereby, to which the Borrower is party is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights against the Borrower generally or by general equitable principles. This Amendment has been duly executed and delivered by the Borrower.

Reference to and Effect on the Credit Agreement and the Notes.

(q) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(r) The Credit Agreement and the Notes as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Pledge Agreement and all of the Collateral described therein does and shall continue to secure the payment of all obligations of the Borrower under the Loan Documents, in each case as amended by this Amendment.

(s) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

Costs, Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or PDF shall be effective as delivery of a manually executed counterpart of this Amendment.

Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DAVINCIRE HOLDINGS LTD.

By:	/s/ Todd R. Fonner
Name:	Todd R. Fonner
Title:	Senior Vice President and Chief Investment Officer

CITIBANK, N.A., as Agent and as Lender

By:	/s/ Maureen P. Maroney
Name:	Maureen P. Maroney
Title:	Vice President

The Bank of N.T. Butterfield & Son Ltd.

By:	/s/ Sean Smatt
Name:	Sean Smatt
Title:	Vice President, Corporate Banking

By:	/s/ Daniel McCleary
Name:	Daniel McCleary
Title:	Vice President, Credit

HSBC Bank USA, N.A.

By:	/s/ Nicholas Taylor
Name:	Nicholas Taylor
Title:	Managing Director

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Grainne Pergolini
Name:	Grainne Pergolini
Title:	Director

THE BANK OF NEW YORK MELLON

By:	/s/ Michael Pensari
Name:	Michael Pensari
Title:	V.P.

Bank of America, N.A.

By:	/s/ Debra L. Basler
Name:	Debra L. Basler
Title:	SVP; Product Delivery Manager